Filed Pursuant to Rule 497(e)
                                               File No. 002-69062


                 MERRILL LYNCH SERIES FUND, INC.

            Supplement dated December 18, 1997 to the
                 Prospectus dated April 25, 1997

     Robert M. Shearer has become the Portfolio Manager of the Natural Resources Portfolio and is now responsible for the day-to-day management of the Portfolio's investments. Mr. Shearer was an Associate Portfolio Manager of the Portfolio since September 1997. From 1996 to 1997 he was a Vice President and an Assistant Portfolio Manager at David L. Babson and Company, Incorporated. From 1993 to 1996 he was a Vice President/Sector Manager at Concert Capital Management. From 1988-1993 he was the Senior Energy Analyst at Fiduciary Trust Company International.






                 MERRILL LYNCH SERIES FUND, INC.

            Supplement dated December 18, 1997 to the
    Statement of Additional Information dated April 25, 1997

     The name and biography of the portfolio manager of the Natural Resources Portfolio, which is listed under "Management of the Fund," is revised as follows:

     Robert M. Shearer (42) - Portfolio Manager (1)(2) - Vice
President of MLAM since 1997.